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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported): October 15, 2003


                                  CALTON, INC.
             (Exact name of registrant as specified in its charter)


          NEW JERSEY                     1-8846                 22-2433361
(State or other jurisdiction of       (Commission             (IRS Employer
         incorporation                File Number)        Identification Number)


                           2013 INDIAN RIVER BOULEVARD
                            VERO BEACH, FLORIDA 32960
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (772) 794-1414

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Item 7.   EXHIBITS.

(c)    The following exhibit is being furnished herewith:

       99     News Release, dated October 15, 2003, of Calton, Inc.

Item 9. REGULATION FD DISCLOSURE (Information provided under Item 12 - Results of Operations and Financial Condition).

       The following information is being provided under Item 12 - Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in Release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

       On October 15, 2003, Calton, Inc. issued a news release to report its financial results for the three and nine months ended August 31, 2003 and its acquisition of 35 lots in a residential community located in Vero Beach, Florida. The release is furnished as Exhibit 99 hereto.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has fully caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Calton, Inc.
                                        ----------------------------------------
                                        (Registrant)


                                     By: /s/ Thomas C. Corley
                                        ----------------------------------------
                                        Thomas C. Corley, Senior Vice President,
                                        Treasurer and Chief Financial Officer
Dated: October 15, 2003



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